                                                                                                   Exhibit 23(c)(i)

                                               OPPENHEIMER GLOBAL FUND
                                      Class A Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

(upper right corner)  [share certificate no.] XX-000000

                           (upper right box, Class A SHARES
                           below cert. no.)

                           (centered
                           below boxes)  OPPENHEIMER GLOBAL FUND
                                       --------------------------

                           A MASSACHUSETTS BUSINESS TRUST

         (at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE
FOR CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP 683924104

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS A SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER GLOBAL FUND
                                    -----------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund By the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (at left                   Dated:           (at right
         of seal)                                                       of seal)
         (signature)                                                   (signature)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                     SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                               OPPENHEIMER GLOBAL FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMERFUNDS SERVICES
                                                              [A DIVISION OF OPPENHEIMERFUNDS,
INC.]
                                                              Englewood (CO.) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________(Cust)                          (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                       (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________(PPlease   print  or  type  name  and  address  of
assignee)

------------------------------------------------------

________________________________________________Class  A Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              --------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s)
 --------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:                  _____________________________
                                                                                Signature of
                                                                                Officer/Title

                                    NOTICE:  The  signature(s) to this  assignment must vertically  correspond with the  name(s)  as  written  upon  the  of  above  paragraph)face  of the certificate in every  particular  without  alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a
box to left of                      financial institution of the type
signature(s))                       described in the current
                                            prospectus of the Fund.

PLEASE NOTE: This document contains a watermark      OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype

------------------------------------------------------
THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                        Exhibit 23(c)(ii)

                                               OPPENHEIMER GLOBAL FUND
                                      Class B Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF  CERTIFICATE  (All text and other matter lies within 8-1/4" x 10-3/4"  decorative  border,  5/16"
         ---------------------
wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS B SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                                               OPPENHEIMER GLOBAL FUND
                                             --------------------------

                           A MASSACHUSETTS BUSINESS TRUST

         (at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                       CERTAIN DEFINITIONS

         (box with number)
         CUSIP 683924203

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF OPPENHEIMER GLOBAL FUND
                                                                               -----------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund By the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left                   Dated:           (at right
                  of seal)                                                       of seal)
                  (signature)                                                   (signature)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                               OPPENHEIMER GLOBAL FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMERFUNDS SERVICES
                                                              [A DIVISION OF OPPENHEIMERFUNDS,
INC.]
                                                              Englewood (CO.) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________ Custodian _______________
         (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

___________________________________________________________________Please   print  or  type  name  and  address  of
assignee)

------------------------------------------------------

________________________________________________Class  B Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              _______________________________Both   must   sign  if
                                                              joint owners)

                                                     Signature(s)
 --------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:                  _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed                       NOTICE: The signature(s) to this
to right                                    assignment  must  vertically  correspond  with the  name(s)  as written upon the of above  paragraph)face of the certificate in every particular  without  alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a                                    financial
institution of the type
box to left of                      described in the current signature(s))
prospectus of the Fund.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype

------------------------------------------------------
        THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                        Exhibit 23(c)(iii)

                                               OPPENHEIMER GLOBAL FUND
                                      Class C Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF  CERTIFICATE  (All text and other matter lies within 8-1/4" x 10-3/4"  decorative  border,  5/16"
         ---------------------
wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS C SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                                               OPPENHEIMER GLOBAL FUND
                                             --------------------------

                           A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                         CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP 683924302

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS C SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER GLOBAL FUND
                                    -----------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund By the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left                  Dated:            (at right
                   of seal)                                                      of seal)
                  (signature)                                          (signature)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                               OPPENHEIMER GLOBAL FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMERFUNDS SERVICES
                                                              [A DIVISION OF OPPENHEIMERFUNDS,
INC.]
                                                              Englewood (CO.) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________(Please   print  or  type  name  and   address  of
assignee)

------------------------------------------------------

________________________________________________Class  C Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              -----------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s)
 --------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:                  _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed                       NOTICE:   The   signature(s)  to  this  assignment  must  vertically  to  right
correspond with the name(s) as written upon the of above paragraph)    face   of   the    certificate    in   every
particular without alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a                                    financial
institution of the type
box to left of                      described in the current signature(s))
prospectus of the Fund.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype

------------------------------------------------------
        THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 23(c)(iv)

                                               OPPENHEIMER GLOBAL FUND
                                      Class N Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF  CERTIFICATE  (All text and other matter lies within 8-1/4" x 10-3/4"  decorative  border,  5/16"
         ---------------------
wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS N SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                                               OPPENHEIMER GLOBAL FUND
                                             --------------------------

                           A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                         CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP 683924500

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS N SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER GLOBAL FUND
                                    -----------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund By the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left of seal)                  Dated:            (at right of seal)
                  (signature)                                          (signature)

         /s/ Brian W. Wixted                                           /s/ Robert G. Zack
         -----------------------                              ------------------------
         TREASURER                                                     SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                               OPPENHEIMER GLOBAL FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMERFUNDS SERVICES
                                                              [A DIVISION OF
                                                              OPPENHEIMERFUNDS, INC.]
                                                              Englewood (CO.) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________(Please   print  or  type  name  and   address  of
assignee)

------------------------------------------------------

________________________________________________Class  N Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              ------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s)
 --------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:                  _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed vertically                      NOTICE: The signature(s) to this assignment
to right of above paragraph)                  Must correspond with the name(s) as written
                                              upon the face of the  certificate  in every  particular  any change without alteration or enlargement or whatever.
(text printed in box to left                  Signatures must be guaranteed by a financial  institution of
of signature (s).                             the type described in the current prospectus of the Fund.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype
---------------------------------------------------
        THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 23(c)(iv)

                                               OPPENHEIMER GLOBAL FUND
                                      Class Y Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF  CERTIFICATE  (All text and other matter lies within 8-1/4" x 10-3/4"  decorative  border,  5/16"
         ---------------------
wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS Y SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                                               OPPENHEIMER GLOBAL FUND
                                             --------------------------

                           A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                         CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP 683924401

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS Y SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER GLOBAL FUND
                                    -----------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund By the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left of seal)                  Dated:            (at right of seal)
                  (signature)                                          (signature)

         /s/ Brian W. Wixted                                           /s/ Robert G. Zack
         -----------------------                              ------------------------
         TREASURER                                                     SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                               OPPENHEIMER GLOBAL FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMERFUNDS SERVICES
                                                              [A DIVISION OF
                                                              OPPENHEIMERFUNDS, INC.]
                                                              Englewood (CO.) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________(Please   print  or  type  name  and   address  of
assignee)

------------------------------------------------------

________________________________________________Class  Y Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              -----------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s)
 --------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:                  _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed                       NOTICE:   The   signature(s)  to  this  assignment  must  vertically  to  right
correspond with the name(s) as written upon the of above paragraph)    face   of   the    certificate    in   every
particular without alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a                                    financial
institution of the type
box to left of                      described in the current signature(s))
prospectus of the Fund.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype
---------------------------------------------------
        THIS SPACE MUST NOT BE COVERED IN ANY WAY